Exhibit 99.1

Exhibit 99.1Investor PresentationNASDAQ: CVLYAs of March 31, 2022

Safe Harbor Notice Regarding Forward Looking Statements

CODORUS VALLEY BANCORP, INC.

This presentation contains forward-looking statements about Codorus Valley Bancorp, Inc. that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," "anticipate" or similar terminology. Such forward-looking statements include, but are not limited to, discussions of strategy, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives, goals, expectations or consequences; and statements about future performance, operations, products and services of Codorus Valley Bancorp, Inc. and its subsidiaries.

Note that many factors, some of which are discussed elsewhere in this presentation, could affect the future financial results of Codorus Valley Bancorp, Inc. and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained or incorporated by reference in this presentation.

In addition to the foregoing, the effect of COVID-19 and related events, including those described above and those not yet known or knowable, could have a negative effect on the Corporation's business prospects, financial condition and results of operations, as a result of quarantines; market volatility; market downturns; changes in consumer behavior; business closures; deterioration in the credit quality of borrowers or the inability of borrowers to satisfy their obligations (and any related forbearances or restructurings that may be implemented); changes in the value of collateral securing outstanding loans; changes in the value of the investment securities portfolio; effects on key employees, including operational management personnel and those charged with preparing, monitoring and evaluating the Corporation's financial reporting and internal controls; declines in the demand for loans and other banking services and products; declines in demand resulting from adverse impacts of COVID-19 on businesses deemed to be "non-essential" by governments; and Financial Center or office closures and business interruptions.

Additional factors that may affect forward-looking statements made in this presentation can be found in Codorus Valley Bancorp, Inc.'s Quarterly Reports on Forms 10-Q and its Annual Report on Form 10-K, filed with the Securities and Exchange Commission and available on the Corporation's website at www.peoplesbanknet.com and on the Securities and Exchange Commission's website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. Forward-looking statements in this presentation speak only as of the date of this presentation, and Codorus Valley Bancorp, Inc. makes no commitment to revise or update such statements to reflect changes that occur after the date the forward-looking statement was made.

2

3

About Codorus Valley Bancorp, Inc.

CODORUS VALLEY BANCORP, INC.

Overview

- We offer a full range of banking, wealth management, and mortgage services to both small and mid-sized businesses and consumers through a branch network of financial centers located in communities throughout south-central Pennsylvania and northern Maryland.
- Headquartered in York, Pennsylvania, we are strategically positioned in one of the fastest-growing regions along the East Coast, located near Baltimore, Harrisburg, Philadelphia and Washington, D.C.[1]
- We focus on establishing long-term client relationships, adhere to prudent credit and risk management standards, and seek to develop our non-interest income streams through complementary business lines.

Financial Highlights (1Q22)

Total Assets:	$2.36 billion	1Q22 Net Income:	$3.1 million
Gross Loans:	$1.53 billion	LTM Pre-Tax, Pre-Provision Income:[2]	$20.9 million
Total Deposits:	$2.10 billion	YTD Net Interest Margin	2.79%
Wealth Mgmt Assets Under Management:	$834.9 million	Diluted Earnings Per Share	$0.32

30 Locations

Founded in 1864

PeoplesBank

A Codorus Valley Company



1) Based on United States Census Bureau data. 2) Non-GAAP measure; see reconciliation on page 28.

4

Attractive Footprint & Market Share



Deposit Market Share by County: June 30, 2021	
County	**Market Share (%)**
Pennsylvania	
York	14.5
Lancaster	0.6
Cumberland	0.2
Maryland	
Baltimore City	0.1
Baltimore County	0.9
Harford	1.7

- #2 market position by deposits in York County, Pennsylvania, with a 14.5% market share (out of 15 banks that report deposit data); #1 market position for banks under $100 billion in assets.

- Strategic focus is on maximizing presence in our existing market area while expanding into adjacent and contiguous markets where we can differentiate ourselves from competitors and grow market share.

Source: FDIC Summary of Deposits. Deposit data as of June 30, 2021 (most recent information).

5

Recent Developments

CODORUS VALLEY BANCORP, INC.

- In September 2021, recognized as 2021 Readers' Choice for Best Mortgage Lender by readers of Hanover Evening Sun.
- In September 2021, PeoplesBank received the Outstanding Community Service Award by The Salvation Army York Citadel.
- In July 2021, Wealth Management Division recognized as Pohl Consulting and Training, Inc. Top Performer.
- In May 2021, recognized as 2021 Best of the Best in two categories Best Bank and Best Mortgage Lender by readers of York Daily Record.


★2021★
READERS'
CHOICE
Evening Sun
WINNER


★2021★
BEST OF THE
best
york daily record
WINNER


PeoplesBank
WEALTH MANAGEMENT
Named Top Performer

6

Strategic Focus Quarterly Highlights

CODORUS VALLEY BANCORP, INC.

Bank of Choice

- Developed new small business products with streamlined underwriting to launch in 2Q22 via an online application that an be completed in as little as 15 minutes. Electronic signatures will be available for some online products to expedite the process.

Grow Fee Income

- Launched 3 portfolio niche mortgage products in Q1 – Physician Preferred Mortgage, Entrepreneurial Mortgage, and the Private Banking & Private Wealth Mortgage
- Total Business Solutions revenue up 14.3% over same quarter in 2021
- $1.49 million in revenue in 1Q22 from Wealth Management with $835 million in assets under management

Build Deeper Relationships

- Announced Everyday Rewards+ credit card in December 2021 resulting in 28% growth in credit card sales in 1Q22, surpassing Q1 goals
- A new PeoplesBank Vision Board experience launched in all markets in 3Q21, resulting in more than 840 completed vision boards in 1Q22 providing numerous opportunities to deepen relationships with consumer and business clients

Optimize Delivery Channels

- Opened the new Hunt Valley Connections Center in February 2022 to grow and better serve business, wealth and retail clients in the Maryland market
- Announced closure of the Gardenville Financial Center to occur in 2Q22
- Closed Young Manor Business Banking Center in 1Q22
- 125 online mortgage applications received in first full quarter of offering this new online capability in 1Q22
- Increased mobile deposit adoption from 11% to 16% in 1Q22 with a mobile deposit promotion

Integrated Recruitment and Performance Management

Attract

Increase Top of Mind Awareness (TOMA) through branding efforts resulting in the bank moving from #28 to #12 in TOMA from 2019 to 2021.*

Recruit

Attract more applicants through new employment brand strategy that includes enhanced digital recruitment and 1:1 candidate marketing approaches that launched late 2021.

Develop

Recruited five college interns to participate in a summer internship program to expose future leaders to the banking profession and employment opportunities at PeoplesBank.

* Based on market research studies conducted in 2019 and 2021 by Lepson Research

7

Technology: Poised to Move Forward

CODORUS VALLEY BANCORP, INC.

Relevant, Convenient and Quality Client Experience

- Most critical client-impacting platforms overhauled in last 4 years
- Committed to delivering relevant, innovative and convenient solutions
- Highly competitive digital banking platform – high Net Promoter Score (NPS) of 43
- Mobile first mindset; strong relationships with Fintech partners
- Agile application landscape – transitioned to remote work in 24 hours with no service disruption

Accelerate Profitable Growth

- Driving transactional volumes to lower cost digital channels – online banking reached record client engagement in 1Q22
- Augmenting business analytics with artificial intelligence to enhance actionable data
- Leveraging return-based project prioritization framework to maximize ROE
- Driving down client acquisition costs and loan processing cycle times through system integration

Effective and Efficient Operations

- Flexible, inclusive and human-centric designed work environment
- Implemented a new loan origination platform (nCino) – manual touch points reduced by 30%
- Simplifying technology landscape through system consolidation and optimization
- Leveraging Robotic Process Automation (RPA) to elevate operational productivity
- Robust project portfolio management framework to improve business value delivery
- Forward-looking, but fast follower technology adopters

Reduce Business Risk

- Enhancing fraud monitoring, threat detection and incident tracking with the use of artificial intelligence and predictive analytics tools
- Instituted a comprehensive, bank-wide Vendor Risk Management program
- Technical infrastructure positioned to easily scale and support 2x asset size

8

Key Technology Partners9

• Full spectrum of wealth management solutions andservices:» Investment management, trust administration, IRAs, estatesettlement, financial and estate planning, powers ofattorney, brokerage, bill paying, 1031 exchanges, life andlong-term care insurance and business retirement plans.• PeoplesBank’s wealth management platform includes:» Codorus Valley Financial Advisors, Inc. (d/b/aPeoplesWealth Advisors).» PeoplesBank Wealth Management.Building the Full-Service PlatformAssets Under Management ($ Millions)Source: Company SEC filingsNote: Certain securities and advisory services as well as insurance products are offered through LPL Financial, Inc., an unaffiliated registered investment advisor and broker-dealer(member FINRA/SIPC).Gain on Sale of HFS Loans ($000s)• Mortgage business that is a meaningful contributor to noninterestincome.» Approximately 5% of 1Q22 non-interest income• Originated and closed 67 mortgages totaling approximately$17.2 million in 1Q22.Wealth Management Mortgage Operations1063%Self-sourced37%Referrals64%Construction toPermanent/Purchase36%Refinance49%Held forInvestment51%Held for Sale$331 $398 $427 $502 $493$394$502$590 $356 $342$-$200$400$600$800$1,000$1,2002018Y 2019Y 2020Y 2021Y 2022 YTDTrust and Investment Services PeoplesWealth Advisors$905 $910$3,503$2,854$2,0142018 2019 2020 2021 1Q22LTM

Experienced Board of Directors

CODORUS VALLEY BANCORP, INC.

Executive Team	Biography
Craig L. Kauffman *Director Since 2019*	- Appointed President and Chief Executive Officer of the Company effective October 1, 2021. Joined Bank Board in 2018.

Independent Directors	Biography
Cynthia A. Dotzel, CPA *Chair Since 2022* *Director Since 2011*	- Practicing CPA with Dotzel & Company, Inc., Chair of The York Water Company (NASDAQ:YORW) board. Former board member of Waypoint Financial Corp., Waypoint Bank, York Financial Corp. and York Federal Savings & Loan.
Brian D. Brunner *Director Since 2015*	- Division President of Account and Item Processing Sales for Fiserv, Inc., a leading provider of financial services technology and one of FORTUNE magazine's World's Most Admired Companies.
Keith Cenekofsky, CPA *Director Since 2022*	- Former Partner of BDO USA, LLP with over 36 years of public accounting experience. He served as Partner in Charge of many public financial institutions' audits. Joined Bank Board in 2021.
Jeffrey R. Hines, P.E. *Director Since 2011*	- Former President and Chief Executive Officer of The York Water Company. Member of The York Water Company Board (retired 2021).
John E. Kiernan, Esq. *Director Since 2022*	- President and Chief Executive Officer of Alico, Inc. (NASDAQ:ALCO), the largest citrus producer in the U.S.
John W. Giambalvo, Esq. *Director Since 2017*	- President and Chief Executive Officer of Jack Giambalvo Motor Co. with over 20 years of experience in the auto industry.
Sarah M. Brown *Director Since 2020*	- President and Chief Executive Officer of Keller-Brown Insurance Services, a fifth generation, family-owned insurance agency located in York County, Pennsylvania. Joined Bank Board in 2019.
John Rodney Messick *Director Since 2020*	- Chief Executive Officer of Homesale Realty Service Group, Inc., headquartered in Lancaster, Pennsylvania and servicing clients in the Baltimore, South Central Pennsylvania and Southeastern Pennsylvania areas. Joined Bank Board in 2019.

11

Experienced Leadership Team

Executive	Biography
Craig L. Kauffman *President and Chief Executive Officer* *October 2021 - Present* *Director Since 2019 (Joined Bank Board in 2018)*	~ A graduate of Millersville University and Penn State Harrisburg, Craig is President and Chief Executive Officer of the Bank and the Company. He has served as Director, Chief Executive Officer and President of PeoplesBank since August 2018 and Director of the Company since September 2019. He previously served as Regional President of BB&T Bank, and prior to that held various executive positions with Susquehanna Bank, PNC Bank and Sterling Financial Corporation.
Larry D. Pickett *Executive Vice President, Chief Financial Officer* *August 2018 - Present*	~ A graduate of Towson University, Larry is Chief Financial Officer of the Bank and Treasurer of the Company. Previously, he was employed by Bay Bank in Columbia, Maryland as Executive Vice President and Chief Financial Officer and prior to that, he held similar roles at Susquehanna Bank and Fairfax Savings.
Diane E. Baker, CPA *Executive Vice President, Chief Risk Officer* *February 2018 - Present* *Joined Bank in 1995*	~ A graduate of Franklin & Marshall College and Stonier School of Banking, Diane is Executive Vice President, Chief Risk Officer of the Bank and Vice President, Assistant Treasurer and Assistant Secretary of the Company. She previously served as Senior Vice President and Enterprise Risk Management Officer and Chief Operations Officer.
Timothy J. Nieman, Esq. *Secretary and General Counsel* *January 2018 - Present*	~ A graduate of Muskingum College and the University of Virginia School of Law, Tim is Secretary and General Counsel of the Bank and of the Company. He has over 28 years of legal experience predominantly in the financial services industry, and he was most recently a Partner in the Harrisburg law firm, Rhoads & Sinon LLP.

12

Experienced Leadership Team

Executive	Biography
Stephen M. Altland *Senior Vice President, Wealth Management*	~ A graduate of Penn State University, Steve joined the Bank in 2008. He was previously employed by Wachovia Securities Financial Network and Mellon Private Wealth Management.
Scott Campagna *Senior Vice President, Chief Information Officer*	~ A graduate of Drexel University and Temple University - Fox School of Business and Management, Scott joined the Bank in 2016. He was previously employed by Fulton Financial Corporation and Armstrong World Industries.
Chad M. Clabaugh *Senior Vice President, Chief Consumer Banking Officer*	~ A graduate of York College of Pennsylvania, Chad joined the Bank in 2018. Most recently, he was employed by BB&T as Senior Vice President of Retail and Small Business Banking. Prior to that, he held similar roles at Susquehanna Bank and PNC.
Matthew A. Clemens, PCC, SPHR *Senior Vice President, Chief Administrative Officer*	~ A graduate of York College of Pennsylvania, Matt joined the Bank in 2002. Prior to that, he was employed by Drovers Bancshares Corporation as Senior Vice President Human Resources.
Amy Doll *Senior Vice President, Chief Commercial Banking & Lending Officer*	~ A graduate of the University of Baltimore Merrick School of Business, Amy joined the Bank in 2014 and was previously employed by the Bank from 2002-1006. Prior to that, she was employed by Metro Bank as Regional Vice President.
E. Dennis Ginder *Senior Vice President, Chief Credit Officer*	~ A graduate of Penn State University, Dennis joined the Bank in 2018. Prior to that, he was employed by S&T Bank and Integrity Bank where he served in various credit officer capacities.
Kristen M. Heisey, CFMP *Senior Vice President, Director of Marketing & Client Experience*	~ A graduate of Messiah University and The Johns Hopkins University - Carey Business School, Kristen joined the Bank in 2018. Prior to that, she was employed by Messiah Lifeways and PSECU in marketing and strategic development roles.

13

Overview of 1Q22 Results• Maintained cash dividend at $0.15 per share• Board of Directors appointed new Director atApril Board meeting• Board of Directors entered into CooperationAgreement with Driver Opportunity Partners I LP,Driver Management Company LLC and J. AbbottCooper• Hunt Valley Connections Center opened in theMaryland market in the first quarter• New niche portfolio mortgage productslaunched in the first quarter• New online small business loan applicationscheduled to roll out in second quarter of 2022Source: S&P Global Market Intelligence, Company Filings.Historical Income Statement14Historical Balance Sheet$ in 000's 1Q22 4Q21 1Q21Cash & Securities $ 742,909 $ 801,090 $ 608,732PPP Loans 13,810 27,662 152,249Other Loans 1,516,702 1,509,965 1,440,226Loan Loss Reserve (22,027) (22,782) (22,411)Goodwill & Intangibles 2,528 2,528 2,529Other Assets 105,760 100,109 97,179Total Assets 2,359,682 2,418,572 2,278,504Deposits 2,095,872 2,143,765 1,964,063Borrowings 66,790 64,826 87,289Other Liabilities 13,301 14,476 28,401Total Liabilities 2,175,963 2,223,067 2,079,753Shareholders' Equity 183,719 195,505 198,751Quarter EndedYTD$ in 000's 1Q22 4Q21 1Q21 12/31/2021Interest Income $ 17,297 $ 17,519 $ 18,375 $ 71,691Interest Expense 1,596 1,858 2,898 9,591Net Interest Income 15,701 15,661 15,477 62,100Provision for Loan Losses 1,027 1,731 1,231 3,663Non-Interest Income 3,862 4,473 4,433 16,365Non-Interest Expense 14,676 15,070 13,706 56,215Income before Taxes 3,860 3,333 4,973 18,587Income Taxes 807 639 1,073 3,928Net Income 3,053 2,694 3,900 14,659Key MetricsDiluted Earnings Per Share $ 0.32 $ 0.28 $ 0.40 $ 1.50Return on Average Assets 0.51% 0.46% 0.71% 0.64%Return on Average Equity 6.33% 5.46% 7.96% 7.38%Net Interest Margin 2.79% 2.75% 3.04% 2.87%Efficiency Ratio 74.51% 74.31% 68.36% 71.13%Quarter Ended

Earnings Highlights

CODORUS VALLEY BANCORP, INC.

Return on Average Equity (ROAE)


11.42%
9.98%
4.35%
7.38%
6.33%
2018Y
2019Y
2020Y
2021Y
2022 YTD

Return on Average Assets (ROAA)


1.11%
1.01%
0.41%
0.64%
0.51%
2018Y
2019Y
2020Y
2021Y
2022 YTD

Source: S&P Global Market Intelligence, Company Filings.

- Quarterly net income for 1Q22 increased by 13% from the previous quarter 4Q21 and decreased by 22% from the prior year 1Q21
- Net interest income for 1Q22 was $15.7 million, an increase of 2% compared to 1Q21
- As deposits continue to shift to lower cost core deposits, the cost of deposits decreased by 35 basis points in 1Q22 compared to 1Q21 and 6 basis points compared to 4Q21
- Non-interest income decreased by 13% from 1Q22 to 1Q21 as a result of lower gains on sales of mortgage loans in the current period, but other core non-interest income showed increases over the prior period
- Non-interest expense increased by 7% from 1Q22 to 1Q21 due to higher professional and legal expenses

15

Non-Interest Income

- Wealth management platform generates recurring trust and investment management fees.
- Expanding mortgage business:
  - Flexibility to retain or sell mortgages originated based on rate environment, market conditions, and liquidity / capital priorities.
  - Several niche portfolio mortgage products launched in 1Q22.
- Consistent deposit related fees on an attractive base of core deposits.
- New online small business loan application scheduled to roll out in 2Q22.



Non-Interest Income ($000s)
17.23%
17.87%
20.81%
19.95%
19.90%
13.3
13.9
15.9
16.4
3.9
2018Y
2019Y
2020Y
2021Y
2022 YTD
Non Interest Income
Non Interest Income/Operating Revenue



Non-Interest Income Composition (1Q22)
9.3%
10.8%
8.1%
30.1%
33.2%
8.5%
Non-Interest Income Composition
Trust and investment services fees
Income from mutual fund, annuity and insurance sales
Service charges on deposit accounts
Income from bank owned life insurance
Other income
Gain on sales of loans held for sale

Source: S&P Global Market Intelligence, Company Filings.

16

Net Interest Margin

CODORUS VALLEY BANCORP, INC.

- The low interest rate environment has led to a reduction in the Company's net interest margin; however, there are mitigating factors. Growth of low cost core deposits are causing temporary excess liquidity.
- The roll-off of higher rate Certificates of Deposit (CDs) will provide for continued improvement in our cost of deposits and earnings; 66% of CDs with a WAC of 72 bps mature in the next 12 months.
- The deployment of low cost deposits into loans presents a material opportunity to improve bank performance.

Yields and Costs



5.17%
5.30%
4.58%
4.35%
4.17%
4.82%
4.88%
3.92%
3.31%
3.07%
1.04%
1.30%
0.83%
0.46%
0.30%
2018Y
2019Y
2020Y
2021Y
2022 YTD
Yield on Loans
Yield on Interest Earning Assets
Cost of Funds

Net Interest Income and NIM ($000s)



3.84%
3.66%
3.13%
2.87%
2.79%
$63.9
$63.9
$60.5
$62.1
$15.7
2018Y
2019Y
2020Y
2021Y
2022 YTD
Net Interest Income
Net Interest Margin

Source: S&P Global Market Intelligence, Company Filings.

17

CD Repricing OpportunitiesSource: Company Filings.• Approximately 66% of CDs will reprice within the next 12 months.» This repricing benefits the Bank’s cost of deposits in the low interest-rate environment.• The total weighted-average rate on CDs at March 31, 2022 is 0.65%.• Average rates based on maturity date are as follows:» Maturing within the next 3 months: 0.82%» Maturing within 3 to 12 months: 0.42%» Maturing between 1 and 5 years: 0.72%Certificates of Deposit Repricing Timeline ($000s): Remaining Months Until Maturity18$ 68,511$ 219,361$ 145,807$ 497< 3 Months 3 - 12 Months 1 - 5 Years > 5 Years

Interest Rate Sensitivity Profile4Q21 Δ Net Interest Income Sensitivity to IR Shocks 2021Y Δ NII vs. Peer (+100 Shock)(1)(2)• Highly asset sensitive balance sheet benefits theCompany in a rising rate environment.19

Balance Sheet Highlights

CODORUS VALLEY BANCORP, INC.

Total Assets


$1,807
$1,887
$2,162
$2,419
$2,360
2018Y
2019Y
2020Y
2021Y
2022 YTD

Total Loans


$1,490
$1,517
$1,561
$1,537
$1,531
2018Y
2019Y
2020Y
2021Y
2022 YTD

Total Deposits


$1,495
$1,591
$1,864
$2,144
$2,096
2018Y
2019Y
2020Y
2021Y
2022 YTD

Total Shareholders' Equity


$179
$191
$198
$196
$184
2018Y
2019Y
2020Y
2021Y
2022 YTD

Source: S&P Global Market Intelligence, Company Filings.
Dollars in millions.

20

Loan Portfolio Summary

Loan Composition
Dollars in 000's



$560,400
$194,400
$155,800
$116,300
$76,100
$106,300
$84,400
$70,000
$96,400
$70,400
Real Estate Investor
Other Commercial
Builder and Developer
Consumer and Home Equity
Wholesale and Retail
Residential Mortgage
Manufacturing

Loans by County		
County	State	Total Loans ($000s)
York	PA	505,701
Lancaster	PA	233,672
Cumberland	PA	17,885
Baltimore City	MD	150,783
Baltimore County	MD	301,651
Harford	MD	105,505
Other Counties/States		215,316

- $1.5 billion loan portfolio comprised of C&I, Business Banking, and CRE loans.
- Focus on small to mid-sized businesses which provide access to business services and personal relationships.
- Historically, the Bank's loan portfolio was centered around York County. As the Bank has expanded, loan volumes have been growing in the adjacent Pennsylvania counties of Lancaster and Cumberland as well as the Baltimore/northern Maryland area.
- Continued focus on disciplined underwriting, pricing, and credit quality standards.
- Excluding PPP loans, commercial loans grew at an annualized rate of 3.4% in 2022.

Source: S&P Global Market Intelligence, Company Filings.

21

Allowance for Loan Losses

- The Company's allowance for loan losses was 1.44% of gross loans as of March 31, 2022.
- Reserve levels reflect the expectation of continued economic uncertainty.
- The Company has conservatively classified commercial loans, provided appropriate specific reserves when necessary, and has made proactive efforts to identify and mitigate problem credits.



ALLL (%) and Gross Loans ($millions)
$1,489
$1,509
$1,551
$1,537
$1,531
1.29%
1.40%
1.38%
1.49%
1.44%
2018Y
2019Y
2020Y
2021Y
2022 YTD
Gross Loans
ALLL (%)



Provision to Charge Offs
11.0
4.7
1.0
1.6
0.6
2018Y
2019Y
2020Y
2021Y
2022 YTD

Source: S&P Global Market Intelligence and Company Filings.

22

Non-Performing Asset Summary

CODORUS VALLEY BANCORP, INC.

Net Charge-Offs / Average Loans


0.16%
0.10%
0.05%
0.19%
0.06%
0.18%
0.02%
0.04%
0.93%(1)
0.14%
0.47%
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD
CVLY
Selected Peer Median

Non-Performing Assets / Loans + OREO(2)


1.64%
2.24%
1.22%
0.59%
0.51%
0.38%
1.67%
1.72%
2.56%
2.22%
2.00%
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD
CVLY
Selected Peer Median

- Conservative credit culture
- Credit performance has exceeded peer metrics for the majority of the last decade plus low Great Recession net charge-off rates
- Focused on credit quality metrics with dedicated team for asset recovery
- During 1Q22, nonaccrual loans decreased over $3 million, reducing our nonperforming assets ratio by nearly 10% from YE2021 and over 20% from YE 2020 as our continued proactive approach to managing problem credits continued to achieve positive results

Source: S&P Global Market Intelligence and Company Filings. Data for the period ended 3/31/22.
Selected peers include CCNE, MPB, SMMF, PFIS, ORRF, ACNB, FRBA, CHMG, CZNC, SHBI, OBT, NWFL, FDBC, FUNC, FRAF, BPRN, PTRS, FNCB, ASRV, PBHC
(1) Adjusted net charge-off ratio of 0.43%. Adjusted net charge-offs exclude loss from one borrower recognized in 1Q20 and has since been fully written off.
(2) Nonperforming assets defined as nonaccrual loans plus loans 90+ days past due and accruing plus OREO.

23

Deposit CompositionSource: S&P Global Market Intelligence and Company Filings.• Deposit mix reflects the Company’s relationship-based business model.• The Company had core (non-time) deposits of $1.7 billion at 1Q22, representing 79% of total deposits.• Non-interest bearing deposits totaled $508 million at 1Q22, representing 24% of total deposits.• Cost of interest bearing deposits at 1Q22 was 0.39%, compared to 0.48% at 4Q21.24252.8 274 396.9 156.9 174.2 524.6 508.4224.8535.5 513.9 261.9 264.0598.4744.2 726.285.4 85.5111.1151.3 163.0464.8 542.9532.3461.7 434.2050010001500200025002018Y 2019Y 2020Y 2021Y 2022 YTDDeposit Composition ($ Millions)Non-interest bearing demand Interest bearing demandMoney market SavingsTime deposits1.15%1.47%0.97%0.48%0.39%2018Y 2019Y 2020Y 2021Y 2022 YTDCost of Interest Bearing Deposits

Capital Structure and Share Repurchase

CODORUS VALLEY BANCORP, INC.

Consolidated Capital Summary ($ Millions)

The Company enacted share repurchase plans in 2019, 2020 and 2021, focusing on appropriate capital levels and shareholder equity returns.

Capital Structure



Common Equity Tier 1
Trust Preferred
Sub debt
Allowance for Loan Losses
195
10
31
20
Tier 1
Tier 2

Highlights

- On January 18, 2022, the Company announced the completion of its $5 million treasury stock repurchase program announced on September 2, 2021.
- On the same day, the Company announced that its Board of Directors had approved a new $5 million treasury stock repurchase program.

CET 1 Ratio	11.93%
Tier 1 Ratio	12.54%
Total Capital Ratio	15.67%
Leverage Ratio	8.60%

Source: S&P Global Market Intelligence, Company Filings.

25

Appendix

Non-GAAP DisclosureTangible common equity and tangible book value per common share are non-GAAP financial measurescalculated using GAAP figures. Tangible common equity is calculated by excluding the balance ofgoodwill and intangibles from stockholder's equity. Tangible book value per share is calculated bydividing tangible common equity by the number of common shares outstanding. The Company haspresented these non-GAAP financial measures because it believes that these measures provide usefuland comparative information to assess trends in the Company’s financial condition and results ofoperations). Because not all companies use the same calculations for tangible common equity, thispresentation may not be comparable to other similarly titled measures calculated by other companies.These non-GAAP financial measures should not be considered a substitute for GAAP basis measures,and the Company encourages a review of its consolidated financial statements in their entirety.Following are reconciliations of these non-GAAP financial measures to the most directly comparableGAAP measure.27Tangible Common EquityDollars in thousands, except per share data 2018 2019 2020 2021 1Q22Common Equity $ 178,746 $ 1 91,168 $ 197,960 $ 1 95,505 $ 1 83,719Intangibles 2,633 2,547 2,308 2,301 2,305Tangible Common Equity 176,113 188,621 195,652 193,204 181,414Common Shares Outstanding 9,924,000 9,756,000 9 ,821,000 9 ,472,000 9 ,528,000Book Value per Common Share $ 18.01 $ 19.59 $ 20.16 $ 20.64 $ 19.28Tangible Book Value per Common Share $ 17.75 $ 19.33 $ 19.93 $ 20.40 $ 19.04As of and for the year ending December 31,

Non-GAAP DisclosurePre-Tax Pre-Provision Income measures net income or loss and excludes the effects ofincome taxes and the bank’s provision for loan losses, and any impairment charges.28Pre-Tax Pre-Provision IncomeLTMDollars in thousands, except per share data 2018 2019 2020 2021 1Q22Net Income $ 19,542 $ 18,647 $ 8,442 $ 14,659 $ 13,812Income Taxes 5,182 5,025 2,031 3,928 3,662Loan Loss Provision 2,700 2,450 14,675 3,663 3,459Pre-Tax Pre-Provision Income $ 27,424 $ 26,122 $ 25,148 $ 22,250 $ 20,933As of and for the year ending December 31,